INTERPUBLIC / MOVING FORWARD

FRANK MERGENTHALER

TO SUMMARIZE WHERE WE ARE TODAY…

IPG Portfolio:
- Strategically realigned
- Restructured
- While investing in:
  - Talent
  - Digital
  - High growth markets

→ **Competitive Offering in Marketplace**

Continue to Focus on:
- Financial discipline
- Controls
- Technology / Tools
- Data / Analytics
- Commercial excellence

→ **Improving Margin Profile**

Improved Balance Sheet / Capital Structure:
- Free cash-flow generator
- Ample cash on hand
- Working capital management
- Deleveraging
- Manageable credit profile
- Returning capital to shareholders

→ **Value Driver**

COMPETITIVE GROWTH



YoY Organic Revenue Growth
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
-12.0%
% Organic Revenue Growth
-0.7%
6.5%
1.0%
6.2%
3.8%
5.1%
3.8%
3.1%
2009
-10.8%
-7.7%
7.0%
6.7%
2005
2006
2007
2008
2010
IPG
Peer Avg*
* OMC, WPP & PUB

IMPROVING MARGINS



Operating Income Margin %
% Operating Margin
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-1.7%
1.7%
5.3%
8.5%
5.7%
8.4%
2005
2006
2007
2008
2009
2010

2005 – 2010 MARGIN BRIDGE



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
% Operating Margin
(1.7)%
1.4%
2.8%
0.7%
1.5%
3.7%
8.4%
2005
Restructuring Costs
Revenue Conversion
Severance
Occupancy Efficiency
Cost Saving Initiatives
2010

BUT NOT THERE YET…



IPG
Industry Average excluding IPG
Long-term Average
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
% Operating Margin
13.0%
8.5%
8.4%
5.3%
5.7%
1.7%
-1.7%
2005
2006
2007
2008
2009
2010

Industry Average excluding IPG consists of OMC, WPP and PUB

ALL GLOBAL NETWORKS HEADING IN RIGHT DIRECTION

Networks represent 93% of consolidated revenue


% Organic Revenue Growth [1]
% Operating Margin[2]
Network A
Network B
Network C
Network D
Network E
2005 – 2010

[1] Organic Revenue growth from 2004 to 2005, Organic Revenue Growth from 2009 to 2010
[2] Excludes Severance

STRONG LIQUIDITY AND FINANCIAL FLEXIBILITY

Strengthened Capital Structure

- Cash & S/T marketable securities on balance sheet of $2.7 billion at year end
- Reduced debt by approximately $600 million from 2008-2010
- Extended maturity profile
- Improved credit metrics
  - Leverage ratio from 5.9x in 2006 to 2.3x in 2010
- Improved credit ratings since 2006
- Repurchased $304 million of our 5.25% convertible preferred shares in 2010:
  - Lowered preferred dividend by $16 million (annually)
  - Eliminated 22 million embedded common shares

GENERATING SIGNIFICANT CASH…

($ in Millions)



Cash Flow from Operations
$1,000
$800
$600
$400
$200
$0
-$200
-$400
-$20
$9
$298
$865
$541
$817
($174)
($251)
($171)
$194
$99
$263
2005
2006
2007
2008
2009
2010
Total Cash Flow from Operations
Working Capital

INTERPUBLIC

OUTLOOK

OUR FINANCIAL PRIORITIES

- Maintain competitive organic revenue growth
- Attain peer level margins
- Continue to strengthen capital structure / balance sheet
- Deploy growing cash flow and cash-on-hand for value creation
  - Organic initiatives
  - Bolt-on acquisitions
  - Direct shareholder returns

WE EXPECT TO ACHIEVE PEER LEVEL MARGINS BY 2014



Operating Margin
Objective = 13.0%
15%
13%
11%
9%
7%
5%
3%
1%
-1%
-3%
% Operating Margin
8.5%
5.7%
8.4%
9.5% - 10%
100+bps improvement annually
Targeted Levels
2005
2006
2007
2008
2009
2010
2011E
2012E
2013E
2014E

IPG

DRIVING TOWARD PEER LEVEL MARGINS

We are committed to achieving peer level margins (~13%) with a plan of 100+bps improvement annually through:

- Efficient revenue conversion to profit
- Leveraging strategic investments to drive increased efficiency around servicing clients
- Cost reduction initiatives
- Incentive compensation driving behavior

REVENUE CONVERSION TO PROFIT…

- Critical areas of focus:
  - Scope of work
  - Pricing
  - Staff utilization / capacity
  - Temporary labor
  - Production
- We must leverage our investment in base payroll
- Objective is 30% conversion

LEVERAGING STRATEGIC INVESTMENTS TO DRIVE EFFICIENCY

Client Profitability Tools

- Resource / project management
- Staff productivity / utilization
- Client specific data / analytics / KPIs
- All global networks on-board by 2011

New Global ERP Strategy ("Vantage")

- Single integrated platform
- Active user community driven design
- Business process reengineering through proper adoption of standard platform
- 55-60% of revenue on Vantage by end of 2012

Technology / data driving more informed decision making

IPG

COST REDUCTION INITIATIVES

- Shared Services / Back-office consolidation
- Real Estate portfolio rationalization
- Strategic sourcing initiatives

SHARED SERVICES / BACK OFFICE CONSOLIDATION

Scaled Service optimization initiative is well underway

- North America
  - Shared service center in Omaha, Nebraska
  - 400+ employees
  - All global networks currently serviced
- Rest of World
  - Creating back-office hubs that consolidate operations across our different networks in key international markets on a country basis
- Opportunity… 2,000 employees performing back-office processing

REAL ESTATE

- Centralized IPG real estate function is our global gatekeeper
- We have consistently lowered occupancy as % of revenue (except in 2009)
- Decreased square feet per FTE from 290 in 2005 to 245 in 2010
  - Targeted 10% improvement to 220 sq ft/FTE in 2014

REAL ESTATE MANAGEMENT SQUARE FEET PER FTE



Square Feet per FTE
310
290
270
250
230
210
190
170
150
290
283
257
245
263
245
220
2005
2006
2007
2008
2009
2010
2014E

STRATEGIC SOURCING

- Centralized IPG procurement team, leveraging our scale across regions and suppliers
  - IT & Telecom
  - Professional Services
  - Production Services
  - Office Services

INCENTIVE COMPENSATION ALIGNED TO DRIVE MARGIN

- Annual and long term incentives are linked to organic revenue growth and operating margin
- All agencies, regions and networks have specific financial targets and High Priority Objectives
- Incentive target aligned with external financial commitment
- Incentive goals and pools are re-set yearly, thus providing leverage

OPERATING MARGIN BRIDGE



13.0%
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
% Operating Margin
8.4%
9.5%-10%
2.0%
0.3%
0.5%
0.4%
13.0%
2010
2011E
Revenue Conversion
Efficiency Thru Technology
Shared Services
Cost Savings Initiatives
2014E

FINANCIAL MODEL

	2010 Actual	2014 Target	Keys
Yearly Organic Revenue Growth	7%	4% to 5% annually	Competitive organic revenue growth of 4% to 5% annually
Salaries and related expenses as % of revenue	63.0%	60%	Leverage on investment in base payroll and incentives
Office & General Expenses as % of revenue[1]	28.6%	27%	Leverage on occupancy expense
Operating Margin	8.4%	~ 13%	Peer Level Margin

[1] Includes 0.1% of restructuring costs

CASH FLOW & BALANCE SHEET CONTINUE TO CREATE VALUE

1. Cash Flow Generation
2. Capital Structure Goals
3. NOL Utilization
4. Cash/Book Taxes
5. Capital Allocation

GENERATING SIGNIFICANT CASH…

($ in Millions)


Cash Flow from Operations
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$865
$541
$817
$1,200
2008
2009
2010
2014E

IPG

VALUE CREATION FROM CAPITAL STRUCTURE



Leverage Ratio Trailing Twelve Months
Total Debt / EBITDA
12.5x
10.0x
7.5x
5.0x
2.5x
0.0x
11.3x
2.3x
0.9x
2005
2010
2014 ProForma



Interest Coverage Trailing Twelve Months
EBITDA / (Net Interest expense + preferred dividends)
14.0x
7.0x
0.0x
1.5x
6.1x
14.5x
2005
2010
2014 ProForma

- EBITDA is Earnings before Interest, Taxes, Depreciation and Amortization of Intangibles and Stock-Based Compensation
- Please see reconciliation in Appendix

NOL's UTILIZATION

- Net Operating Loss Carry-Forwards

NOL's $1.7 Billion (12/31/10)


Asia/
LatAm
$0.2 Bn
North
America
$0.4 Bn
EMEA
$1.1 Bn

$ millions	2008	2009	2010	2011 Estimate
NOL Utilization	$321	$44	$181	$380-$400
Cash Tax "Shield"	$120	$12	$68	$120-$140

EFFECTIVE TAX RATE VS. CASH TAX RATE


45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
33%
22%
39%
25%
38%
19%
38% - 40%
18% - 20%
2008 Actual
2009 Actual
2010 Actual
2011E
Effective Tax Rate
Cash Tax Rate

INVESTMENTS AND M&A PRIORITIES

- Targeting high-growth disciplines (digital/analytics) and high-growth regions
- Strengthening our offerings in key markets
- Recent transactions:
  - India
  - Brazil
  - Middle East
  - HUGE (digital)
  - Reprise (search)
  - Brand X (Healthcare)
  - DLKW (UK)
  - Cubo (digital)
- Budgeting $150 million annually, excluding “earnouts”
- Global build-out of strategic brands organically, e.g. R/GA and HUGE
- Strict post-merger integration policies and procedures

SUMMARY

2010

- Organic revenue growth was competitive with peers at 7%
- Leveraged base payroll from growth & '09 headcount actions
- 270 bps margin improvement
- Continued capital structure improvement

2011

- Sustain competitive organic revenue growth
- Leverage on major expense components, led by improved staff utilization and efficiency
- 110 to 160 bps operating margin improvement
- Introduced dividend and share repurchase

SUMMARY

2012+

- Competitiveness of our brands is critical
- Efficient conversion of revenue growth into margin expansion
- Margin improvement from structural cost actions, new efficiencies, and ongoing expense disciplines
- Dividends/Share repurchase a growing part of value creation

INTERPUBLIC

APPENDIX

RECONCILIATION OF EBITDA

($ in Millions)

	Twelve Months Ending December 31,		
EBITDA Reconciliation	2005	2010	2014 Pro-forma
Operating Income (Loss):	($104.2)	$548.7	$1,004.0
+ Depreciation and amortization	211.1	198.5	232.0
+ Long-lived asset impairments	98.6	0.0	0.0
+ Other non-cash charges	(7.3)	(0.1)	0.0
EBITDA as defined:	$198.2	$747.1	$1,236.0 [1]

[1] Key assumptions include organic revenue growth of 4% to 5% per year from 2010 and operating margin of 13.0% in 2014.

IPG